                               AMENDMENT NO. 11 TO

                              AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                  (ALL CLASSES OF SHARES EXCEPT CLASS B SHARES)

      The Amended and Restated Master Distribution Agreement (all Classes of shares except Class B Shares) (the "Agreement") made as of the 18th day of August, 2003, by and between each registered investment company set forth on Schedule A to the Agreement (each individually referred to as "Fund", or collectively, "Funds"), severally, on behalf of each of its series of common stock or beneficial interest, as the case may be, set forth on Schedule A to the Agreement, (each, a "Portfolio"), with respect to each class of shares except Class B Shares (the "Shares") of each Portfolio, and A I M DISTRIBUTORS, INC., a Delaware corporation (the "Distributor") is hereby amended to reflect the renaming of each INVESCO Fund by replacing "INVESCO" with "AIM" and further to change the name of INVESCO Core Equity Fund to AIM Core Stock Fund, INVESCO Mid-Cap Growth Fund to AIM Mid Cap Stock Fund and INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio.

      Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "SCHEDULE A
                                       TO
                              AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT

                  (ALL CLASSES OF SHARES EXCEPT CLASS B SHARES)

AIM COMBINATION STOCK & BOND FUNDS

      AIM Core Stock Fund -                              Class A
                                                         Class C
                                                         Class K
                                                         Investor Class

      AIM Total Return Fund -                            Class A
                                                         Class C
                                                         Class K
                                                         Institutional Class
                                                         Investor Class

AIM COUNSELOR SERIES TRUST

      AIM Advantage Health Sciences Fund -               Class A
                                                         Class C

      AIM Multi-Sector Fund -                            Class A
                                                         Class C
                                                         Institutional Class

AIM EQUITY FUNDS

      AIM Aggressive Growth Fund -                       Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class

      AIM Blue Chip Fund -                               Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class
                                                         Investor Class

      AIM Capital Development Fund -                     Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class

      AIM Charter Fund -                                 Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class

      AIM Constellation Fund -                           Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class

      AIM Core Strategies Fund -                         Class A
                                                         Class C

      AIM Dent Demographic Trends Fund -                 Class A
                                                         Class C

      AIM Diversified Dividend Fund -                    Class A
                                                         Class C

      AIM Emerging Growth Fund -                         Class A
                                                         Class C

      AIM Large Cap Basic Value Fund -                   Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class
                                                         Investor Class

      AIM Large Cap Growth Fund -                        Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class
                                                         Investor Class

      AIM Mid Cap Growth Fund -                          Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class

      AIM Select Basic Value Fund -                      Class A
                                                         Class C

      AIM U.S. Growth Fund -                             Class A
                                                         Class C

      AIM Weingarten Fund -                              Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class

AIM FUNDS GROUP

      AIM Balanced Fund -                                Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class

      AIM Basic Balanced Fund -                          Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class

      AIM European Small Company Fund -                  Class A
                                                         Class C

      AIM Global Value Fund -                            Class A
                                                         Class C

      AIM International Emerging Growth Fund -           Class A
                                                         Class C

      AIM Mid Cap Basic Value Fund -                     Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class

      AIM Premier Equity Fund -                          Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class

      AIM Select Equity Fund -                           Class A
                                                         Class C

      AIM Small Cap Equity Fund -                        Class A
                                                         Class C
                                                         Class R

AIM GROWTH SERIES

      AIM Aggressive Allocation Fund -                   Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class

      AIM Basic Value Fund -                             Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class

      AIM Conservative Allocation Fund -                 Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class

      AIM Global Equity Fund -                           Class A
                                                         Class C
                                                         Institutional Class

      AIM Mid Cap Core Equity Fund -                     Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class

      AIM Moderate Allocation Fund -                     Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class

      AIM Small Cap Growth Fund -                        Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class

AIM INTERNATIONAL MUTUAL FUNDS

      AIM Asia Pacific Growth Fund -                     Class A
                                                         Class C

      AIM European Growth Fund -                         Class A
                                                         Class C
                                                         Class R
                                                         Investor Class

      AIM Global Aggressive Growth Fund -                Class A
                                                         Class C

      AIM Global Growth Fund -                           Class A
                                                         Class C

      AIM International Core Equity Fund -               Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class
                                                         Investor Class

      AIM International Growth Fund -                    Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class

AIM INVESTMENT FUNDS

      AIM Developing Markets Fund -                      Class A
                                                         Class C

      AIM Global Health Care Fund -                      Class A
                                                         Class C

      AIM Libra Fund -                                   Class A
                                                         Class C

      AIM Trimark Endeavor Fund -                        Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class

      AIM Trimark Fund -                                 Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class

      AIM Trimark Small Companies Fund -                 Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class

AIM INVESTMENT SECURITIES FUNDS

      AIM High Yield Fund -                              Class A
                                                         Class C
                                                         Institutional Class
                                                         Investor Class

      AIM Income Fund -                                  Class A
                                                         Class C
                                                         Class R
                                                         Investor Class

      AIM Intermediate Government Fund -                 Class A
                                                         Class C
                                                         Class R
                                                         Investor Class

      AIM Limited Maturity Treasury Fund -               Class A
                                                         Class A3
                                                         Institutional Class

      AIM Money Market Fund -                            AIM Cash Reserve Shares
                                                         Class C
                                                         Class R
                                                         Institutional Class
                                                         Investor Class

      AIM Municipal Bond Fund -                          Class A
                                                         Class C
                                                         Investor Class

      AIM Real Estate Fund -                             Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class
                                                         Investor Class

      AIM Short Term Bond Fund -                         Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class

      AIM Total Return Bond Fund -                       Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class

AIM SECTOR FUNDS
      AIM Energy Fund -                                  Class A
                                                         Class C
                                                         Class K
                                                         Investor Class

      AIM Financial Services Fund -                      Class A
                                                         Class C
                                                         Class K
                                                         Investor Class

      AIM Gold & Precious Metals Fund -                  Class A
                                                         Class C
                                                         Investor Class

      AIM Health Science Fund -                          Class A
                                                         Class C
                                                         Class K
                                                         Investor Class

      AIM Leisure Fund -                                 Class A
                                                         Class C
                                                         Class K
                                                         Investor Class

      AIM Technology Fund -                              Class A
                                                         Class C
                                                         Class K
                                                         Institutional Class
                                                         Investor Class

      AIM Utilities Fund -                               Class A
                                                         Class C
                                                         Investor Class

AIM SPECIAL OPPORTUNITIES FUNDS
      AIM Opportunities I Fund -                         Class A
                                                         Class C

      AIM Opportunities II Fund -                        Class A
                                                         Class C

      AIM Opportunities III Fund -                       Class A
                                                         Class C

AIM STOCK FUNDS
      AIM Dynamics Fund -                                Class A
                                                         Class C
                                                         Class K
                                                         Institutional Class
                                                         Investor Class

      AIM Mid Cap Stock Fund -                           Class A
                                                         Class C
                                                         Class K
                                                         Institutional Class
                                                         Investor Class

      AIM Small Company Growth Fund -                    Class A
                                                         Class C
                                                         Class K
                                                         Investor Class

      AIM S&P 500 Index Fund -                           Institutional Class
                                                         Investor Class

AIM TAX-EXEMPT FUNDS
      AIM High Income Municipal Fund -                   Class A
                                                         Class C

      AIM Tax-Exempt Cash Fund -                         Class A
                                                         Investor Class

      AIM Tax-Free Intermediate Fund -                   Class A
                                                         Class A3
                                                         Institutional Class

AIM TREASURER'S SERIES TRUST
      Premier U.S. Government Money Portfolio            Investor Class"

      All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated:  October 15, 2004

                                         EACH FUND (LISTED ON SCHEDULE A) ON
                                         BEHALF OF THE SHARES OF EACH PORTFOLIO
                                         LISTED ON SCHEDULE A

                                         By:   /s/ Robert H. Graham
                                              ---------------------------------
                                               Robert H. Graham
                                               President

                                         A I M DISTRIBUTORS, INC.

                                         By:   /s/ Gene L. Needles
                                              ---------------------------------
                                               Gene L. Needles
                                               President